Joint Filer Information

Title of Security:              Common Stock

Issuer & Ticker Symbol:         LODGENET INTERACTIVE CORPORATION (LNET)

Designated Filer:               Black Horse Capital Management LLC

Other Joint Filers:             Black Horse Capital LP
                                 ("Black Horse Capital Fund")
                                Black Horse Capital (QP) LP
                                 ("Black Horse QP Fund")
                                Black Horse Capital Master Fund Ltd.
                                 ("Black Horse Offshore Fund")
                                Dale Chappell

Addresses:                      The address of each of Black Horse Capital Fund,
                                Black Horse QP Fund and Mr. Chappell is
                                338 S. Sharon Amity Road, #202, Charlotte,
                                North Carolina 28211.

                                The address of Black Horse Offshore Fund is
                                c/o M&C Corporate Services Limited,
                                P.O. Box 309GT, Ugland House,
                                South Church Street, George Town,
                                Grand Cayman, Cayman Islands.

Signatures:


Dated:  March 19, 2010

                                BLACK HORSE CAPITAL LP
                                By: Black Horse Capital Management LLC,
                                    As General Partner


                                    By: /s/ Dale Chappell
                                        ----------------------------------
                                            Dale Chappell, Managing Member


                                BLACK HORSE CAPITAL (QP) LP
                                By: Black Horse Capital Management LLC,
                                    As General Partner


                                    By: /s/ Dale Chappell
                                        ----------------------------------
                                            Dale Chappell, Managing Member

                                BLACK HORSE CAPITAL MASTER FUND LTD.


                                By: /s/ Dale Chappell
                                    -----------------
                                        Dale Chappell, Director


                                /s/ Dale Chappell
                                -----------------
                                    Dale Chappell